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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2005

                            DATASTREAM SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              0-25590                                 57-0813674
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     (Commission File Number)              (IRS Employer Identification No.)

  50 Datastream Plaza, Greenville, South Carolina             29605
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     (Address of Principal Executive Offices)               (Zip Code)

                                 (864) 422-5001
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On February 7, 2005, Datastream Systems, Inc. (the "Company") issued a press release announcing preliminary results for the quarter ended December 31, 2004. A copy of that press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

        The information included or incorporated in this report, including
Exhibit 99.1, pursuant to this Item 2.02 of Form 8-K is being furnished to the Securities and Exchange Commission (the "Commission") and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

        The Company reported on a Current Report on Form 8-K filed with the Commission on November 18, 2004 that it had received a notification from The Nasdaq Stock Market ("Nasdaq"), dated November 16, 2004, indicating that the Company was in noncompliance with Rule 4310(c)(14) of the National Association of Securities Dealers, Inc. for continued listing on Nasdaq as a result of the Company's delay in filing its quarterly report on Form 10-Q for the quarter ended September 30, 2004 with the Commission.

        On February 7, 2005, the Company issued a press release announcing that on February 1, 2005, the Company received a letter from Nasdaq informing the Company that pursuant to its December 21, 2004 oral hearing before the Nasdaq Listing Qualifications Panel (the "Panel"), the Panel has granted the Company's request for continued listing on The Nasdaq National Market, subject to specified conditions. A copy of that press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

     Exhibit 99.1 Press release, dated February 7, 2005, announcing preliminary results for the quarter ended December 31, 2004 and the receipt of a notification from Nasdaq regarding the Company's continued listing thereon.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Datastream Systems, Inc.

                                                     By: /s/ C. Alex Estevez
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                                                         C. Alex Estevez
                                                         Chief Financial Officer
                                                         (principal financial
                                                         and accounting officer)

Dated: February 7, 2005

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                                  EXHIBIT INDEX

     Exhibit 99.1 Press release, dated February 7, 2005, announcing preliminary results for the quarter ended December 31, 2004 and the receipt of a notification from Nasdaq regarding the Company's continued listing thereon.